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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                Date of Report (Date of Earliest Event Reported):
                                  MARCH 9, 2005
                                  -------------

                            KMART HOLDING CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE              000-50278                32-0073116
         --------              ---------                ----------
      (State or Other      (Commission File         (I.R.S. Employer
       Jurisdiction of           Number)             Identification No.)
       Incorporation)

3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                          48084
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

      A copy of the press release issued by Kmart Holding Corporation on March 9, 2005, describing its results for the year ended January 26, 2005 is attached hereto as Exhibit 99.1. The press release includes certain non-GAAP financial measures and a reconciliation of those measures to the most directly-related comparable GAAP measures.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.  Description
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99.1         Press release issued on March 9, 2005.


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    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 9, 2005
                                           KMART HOLDING CORPORATION

                                           By: /s/ James F. Gooch
                                               ------------------------------
                                           Name:    James F. Gooch
                                           Title:   Vice President, Controller

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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press release issued on March 9, 2005.